Exhibit 10.2

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of April 1, 2025, is entered into by and among FRONTIER FIELD SERVICES, LLC, a Delaware limited liability company (the “New Originator”), KINETIK HOLDINGS LP, a Delaware limited partnership (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”).

Reference is made to that certain Sale and Contribution Agreement dated as of April 2, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, the “SCA”), entered into by and among the Servicer, KINETIK RECEIVABLES LLC, a Delaware corporation (“Buyer”), the Persons identified therein as Originators (each of the Originators, the Servicer, and Buyer, collectively, “Kinetik Parties”), the Administrative Agent, and PNC Capital Markets LLC, as the Structuring Agent.

RECITALS

WHEREAS, the New Originator wishes to sell and/or contribute Receivables and the Related Rights to the Buyer, and the Buyer is willing to purchase and accept such Receivables and Related Rights from the New Originator, on the terms and subject to the conditions set forth in the SCA; and

WHEREAS, the New Originator wishes to join the Agreement as an “Originator” pursuant the SCA.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the SCA, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the SCA.

SECTION 2. Joinder to the Sale and Contribution Agreement. Effective as of the Effective Date:

2.1. By signing this Agreement, the (i) New Originator shall join the SCA and each Fee Letter as an Originator, and hereby assumes any and all interests, obligations, rights, duties and liabilities in its capacity as an Originator under the SCA and each such Fee Letter. All references to the “Originators” in the SCA shall be deemed to include the New Originator. All references to the “Originators” in any Fee Letter shall be deemed to include the New Originator. Without limitation of the foregoing, to the extent applicable to it, the New Originator represents and warrants that the representations and warranties in Section 5 of the SCA applicable to an Originator, are true and correct in all material respects as of the date hereof as the New Originator (provided that if any such representation and warranty is qualified as to materiality, with respect to such representation and warranty, the materiality qualifier set forth above shall be disregarded for the purposes of this condition). The New Originator acknowledges and confirms that it has received a copy of the SCA and the schedules and exhibits thereto. The New Originator agrees that at any time and from time to time, upon the reasonable written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement, including, without limitation, actions as are reasonably requested by the Administrative Agent to maintain and perfect, as a first-priority interest, the Administrative Agent’s security interest in the Receivables, Related Security and Collections. Such Originator shall, from time to time and within the time limits established by law, prepare and present to the Administrative Agent for the Administrative Agent’s authorization and approval, all financing statements, amendments or continuations, or other filings necessary to continue, maintain and perfect the Buyer’s and the Administrative Agent’s security interest as a first-priority interest;

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2.2. The information set forth on Schedules I-IV hereto corresponding to the schedules of the SCA shall be incorporated into such schedules of the SCA and the parties hereto hereby agree that such schedules shall be deemed supplemented to include the information set forth on Schedules I-IV attached hereto.

SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received:

(a) this Agreement, executed and delivered by each of the parties hereto;

(b) from the New Originator, each of the documents, certifications, opinions of counsel and lien searches with respect to such Originator, which documents, certifications, opinions of counsel and lien searches were delivered to the Administrative Agent as conditions precedent to effectiveness of the Receivables Purchase Agreement on the Closing Date with respect to KHLP, in each case, in form and substance satisfactory to the Buyer and the Administrative Agent; and

(c) payment of any and all documented fees and other invoiced amounts due and payable on or prior to the date hereof, and, to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by any party, including the reasonable and documented fees and disbursements invoiced through the date hereof of the Administrative Agent’s counsel, which may be deducted from the proceeds of any related fees.

SECTION 4. Miscellaneous.

4.1. Covenants, Representations and Warranties. Upon the effectiveness of this Agreement, each party hereto hereby reaffirms all covenants applicable to it (to the extent the same are not amended hereby), and confirms the representations and warranties made by it in the SCA and the other Documents are true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier date).

4.2. Representations and Warranties. New Originator hereby represents and warrants that (i) this Agreement constitutes a legal, valid and binding obligation of New Originator, enforceable against it in accordance with its terms, and upon the Effective Date: (i) the addition of New Originator shall not result in a Change in Control; (ii) no Termination Event has occurred and is continuing; (iii) and no Event of Default or Potential Default exists or shall result from such addition.

4.3. Choice of Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Reference is hereby made to Section 10.5 which are hereby incorporated by reference in this Agreement, mutatis mutandis.

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4.4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.5. Headings. Section headings in this Agreement are for reference only and shall in no way affect the interpretation of this Agreement.

4.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officers thereunto duly authorized as of the date specified thereon.

NEW ORIGINATOR:

FRONTIER FIELD SERVICES, LLC

By:	/s/ Trevor Howard
Name:	Trevor Howard
Title:	Senior Vice President and Chief Financial Officer

SERVICER:

KINETIK HOLDINGS LP

By:	/s/ Trevor Howard
Name:	Trevor Howard
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to RPA (Kinetik)

Accepted and Approved:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Imad Naja
Name:	Imad Naja
Title:	Senior Vice President

[Signature Page to Joinder to SCA (Kinetik)]

Schedule I

List and Location of New Originator

NAME	LOCATION
FRONTIER FIELD SERVICES, LLC	Delaware

Schedule II

Location of Books and Records of the New Originator

2700 Post Oak Blvd, Suite 300, Houston, TX 77056

Schedule III

Trade Names

None.

Schedule IV

Notice Addresses

(Omitted)